Sharecare announces first quarter 2022 financial results and operational highlights

Company provides second quarter guidance and reaffirms full year fiscal 2022 guidance

Company announces $50 million share repurchase program

ATLANTA – May 12, 2022 – Sharecare (Nasdaq: SHCR), the digital health company that helps people manage all their health in one place, today announced financial results for the quarter ended March 31, 2022.

“The positive financial performance in the first quarter sets a solid foundation for the remainder of the year,” said Jeff Arnold, chairman and CEO of Sharecare. “Having fully integrated a connected suite of virtual and high touch offerings into our flagship platform last year, we entered 2022 with a uniquely differentiated solution and enhanced experience, which is driving a significant number of larger, more dynamic opportunities for the company. We remain confident that our digital first, diversified approach – by both solution and end markets – enables us to drive greater value for our customers and more sustainable long-term financial performance for our shareholders."

“The share repurchase authorization reinforces the board's and management’s confidence in the strength of the Company and the future of our business,” added Arnold. “We believe the current market value of our shares does not accurately reflect the value of the Company. We remain committed to creating value for our shareholders by continuing to prioritize capital allocation initiatives that support our growth strategies and maintain flexibility to pursue both organic and inorganic market expansion.”

First Quarter 2022 Financial Results
All comparisons, unless otherwise noted, are to the three months ended March 31, 2021.
•Revenue of $100.7 million compared to $90.2 million, an increase of $10.5 million, or 12%.
•Net loss of $38.3 million compared to net loss of $31.4 million, an increase to net loss of $6.9 million. Net loss in the first quarter of 2022 included $33.1 million in non-cash stock compensation; $7.4 million of reorganization and acquisition costs; and $10.2 million of other non-cash or non-operational income. Excluding these amounts, the adjusted net loss was $8.0 million in the current quarter.
•Adjusted EBITDA of $0.1 million compared to $7.1 million, a decrease of $7.0 million, which reflects increased investments in people, most importantly, sales force expansion to support growth, a sunset of the high-margin health security product, and the additional costs of being a public company.
•Net loss per share of $0.11 compared to $0.14, a decrease to net loss per share of $0.03, which reflects the aforementioned items impacting net loss.
•Adjusted loss per share of $0.02 for both periods, which excludes the impact of non-cash and non-operational amounts.

Financial Outlook

Second Quarter 2022 Financial Guidance
For the three months ending June 30, 2022, the Company expects:
•Revenue in the range of $101 to $103 million
•Adjusted EBITDA in the range of $1 to $2 million

Fiscal 2022 Financial Guidance
For the twelve months ending December 31, 2022, the Company expects:
•Revenue in the range of $470 to $500 million
•Adjusted EBITDA in the range of $30 to $36 million

Supplemental Forward-Looking Expectations and Assumptions for Fiscal 2022
The Company has determined to provide the following supplemental expectations and assumptions regarding its fiscal year 2022 results to provide investors with further transparency into the Company’s current beliefs regarding fiscal year 2022, all of which are subject to change:

Our guidance assumptions reflect the following:
•Increase in eligible lives from 9.7 million at year-end 2021 to approximately 12 million lives by year-end fiscal 2022, a 24% increase over fiscal 2021.
•Enterprise revenue growth of approximately 15% compared to fiscal 2021, which includes the impact of the decision to suspend support for certain health security solutions and the transition of our patient centered medical home (PCMH) business.
•Provider revenue growth of approximately 30% compared to fiscal 2021; reflects an expected increase in records retrieved to 6.0 million, an 18% increase over fiscal 2021, and additional growth in payment integrity.
•Life Sciences revenue growth of approximately 11% compared to fiscal 2021 reflects continued market penetration. The channel is expected to have similar seasonality patterns including approximately 35% of annual revenue expected to be reported in the fourth quarter.
•Capital expenditures of between approximately $35 and $40 million.
•Free cash flow of $(50) to $(60) million, which reflects increased working capital needs and investments to support growth but excludes any non-recurring items which may occur during the year.
•Depreciation and amortization of $40 to $50 million.

Repurchases under the program may be made in the Company’s discretion from time to time in the open market, in privately negotiated transactions, or otherwise, in accordance with all securities laws and regulations, with the amount and timing of repurchases depending on market conditions and corporate needs. This program does not obligate the Company to acquire any amount of Common Stock and the program may be extended, modified, suspended, or discontinued at any time at the Company’s discretion.

Sharecare expects to fund repurchases with existing cash and cash equivalents. The Company had 349,082,480 shares of Common Stock outstanding as of March 31, 2022.

Conference Call
The Company will host a conference call to review the first quarter results today, Thursday, May 12, 2022, at 8:00 a.m. EDT. The call can be accessed by dialing (844) 284-3435 for U.S. participants or (914) 800-3939 for international participants, referencing the conference ID #8265975; or via live audio webcast, available online at https://investors.sharecare.com/. A webcast replay of the call will be available for on-demand listening at the same link and will remain available for approximately 90 days.

Non-GAAP Financial Measures
In addition to our financial results determined in accordance with U.S. GAAP, we believe the non-GAAP measures adjusted EBITDA, adjusted net income (loss), and adjusted earnings (loss) per share (“adjusted EPS”) are useful in evaluating our operating performance. We use adjusted EBITDA, adjusted net income (loss), and adjusted EPS to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding our performance by excluding certain items that may not be indicative of our business, results of operations, or outlook. In particular, we believe that the use of these non-GAAP measures is helpful to our investors as these metrics are used by management in assessing the health of our business and our operating performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. In addition, other companies, including companies in our industry, may calculate similarly-titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures.

The calculations and reconciliations of historic adjusted EBITDA, adjusted net income (loss), and adjusted EPS to net income (loss), the most directly comparable financial measure stated in accordance with GAAP, are provided below and in the accompanying financial tables. Investors are encouraged to review the reconciliations and not to rely on any single financial measure to evaluate our business.

We have not reconciled adjusted EBITDA guidance to net income (loss) because we do not provide guidance for net income (loss) or for items that we do not consider indicative of our ongoing performance, including, but not limited to, the impact of significant non-recurring items, as certain of these items are out of our control and/or cannot be reasonably predicted. Accordingly, reconciliations of adjusted EBITDA guidance to the corresponding U.S. GAAP measures are not available without unreasonable effort.

Adjusted EBITDA
We calculate adjusted EBITDA as net income (loss) adjusted to exclude (i) depreciation and amortization, (ii) interest income, (iii) interest expense, (iv) income tax (benefit) expense, (v) other expense/(income) (non-operating), (vi) share-based compensation, (vii) severance, (viii) warrants issued with revenue contracts, and (ix) transaction and closing costs. We do not view the items excluded as representative of our ongoing operations.

Adjusted Net Income (Loss)
We calculate adjusted net income (loss) as net income (loss) attributable to Sharecare, Inc. adjusted to exclude (i) amortization of acquired intangibles, (ii) amortization of deferred financing fees, (iii) change in fair value of warrant liability and contingent consideration, (iv) share-based compensation, (v) severance, (vi) warrants issued with revenue contracts, and (vii) transaction and closing costs. We do not view the items excluded as representative of our ongoing operations.

Adjusted Earnings (Loss) Per Share
We calculate adjusted EPS as adjusted net income (loss), as defined above, divided by the number of weighted average common shares outstanding - basic and diluted.

About Sharecare
Sharecare is the leading digital health company that helps people – no matter where they are in their health journey – unify and manage all their health in one place. Our comprehensive and data-driven virtual health platform is designed to help people, providers, employers, health plans, government organizations, and communities optimize individual and population-wide well-being by driving positive behavior change. Driven by our philosophy that we are all together better, at Sharecare, we are committed to supporting each individual through the lens of their personal health and making high-quality care more accessible and affordable for everyone. To learn more, visit www.sharecare.com.

Important Notice Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “outlook,” “target,” “reflect,” “on track,” “foresees,” “future,” “may,” “deliver,” “will,” “shall,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms, other comparable terminology (although not all forward-looking statements contain these words), or by discussions of strategy, plans, or intentions. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this press release, we caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain.

Forward-looking statements in this press release include, but are not limited to, our ability to realize the expected benefits of partnerships or other relationships with third parties or customers on our future growth objectives, our use of the share repurchase program and the statements under the caption “Financial Outlook.”

We cannot assure you that the forward-looking statements in this press release will prove to be accurate. These forward-looking statements are subject to a number of significant risks and uncertainties that could cause actual results to differ materially from expected results. Descriptions of some of the factors that could cause actual results to defer materially from these forward-looking statements are discussed in more detail in our filings with the U.S. Securities and Exchange Commission (the “SEC“), including the Risk Factors section of the Company's Annual Report of Form 10-K filed with the SEC on March 31, 2022. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

Media Relations:
Jen Martin Hall
jen@sharecare.com

Investor Relations:
Evan Smith, CFA
evan.smith@sharecare.com

SHARECARE, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In thousands, except share and per share amounts)

	Three Months Ended March 31,
	2022	2021
Revenue	$100,710	$90,202
Costs and operating expenses:
Costs of revenue (exclusive of depreciation and amortization below)	51,492	44,394
Sales and marketing	14,511	11,510
Product and technology	19,420	20,454
General and administrative	55,998	19,554
Depreciation and amortization	9,878	6,683
Total costs and operating expenses	151,299	102,595
Loss from operations	(50,589)	(12,393)
Other income (expense):
Interest income	29	8
Interest expense	(492)	(7,010)
Other income (expense)	12,845	(11,878)
Total other income (expense)	12,382	(18,880)
Loss before income tax expense	(38,207)	(31,273)
Income tax expense	(92)	(85)
Net loss	(38,299)	(31,358)
Net loss attributable to noncontrolling interest in subsidiaries	(98)	(106)
Net loss attributable to Sharecare, Inc.	$(38,201)	$(31,252)

Net loss per share attributable to common stockholders, basic and diluted(1)	$(0.11)	$(0.14)
Weighted-average common shares outstanding, basic and diluted(1)	344,891,335	223,191,871
(1) Retroactively restated for the Reverse Recapitalization as a result of the Business Combination as described in Notes 1 and 2 of the 10-Q

SHARECARE, INC.
CONSOLIDATED BALANCE SHEETS
(Unaudited)
(In thousands, except share and per share amounts)

	As of March 31, 2022	As of December 31, 2021
Assets
Current assets:
Cash and cash equivalents	$253,306	$271,105
Accounts receivable, net (net of allowance for doubtful accounts of $6,740 and $6,212, respectively)	95,252	103,256
Other receivables	2,866	5,327
Prepaid expenses	11,659	8,819
Other current assets	2,579	2,459
Total current assets	365,662	390,966
Property and equipment, net	4,404	4,534
Other long-term assets	19,963	12,173
Intangible assets, net	157,160	155,086
Goodwill	192,041	192,442
Total assets	$739,230	$755,201
Liabilities, Redeemable Convertible Preferred Stock and Stockholders’ Equity
Current liabilities:
Accounts payable	$27,320	$27,155
Accrued expenses and other current liabilities	54,699	51,653
Deferred revenue	12,503	11,655
Contract liabilities, current	3,061	4,597
Debt, current	584	—
Total current liabilities	98,167	95,060
Contract liabilities, noncurrent	1,099	1,745
Warrant liabilities	5,229	10,820
Long-term debt	—	419
Other long-term liabilities	13,725	24,116
Total liabilities	118,220	132,160
Commitments and contingencies
Series A convertible redeemable preferred shares, $0.0001 par value; 5,000,000 shares authorized; 5,000,000 shares issued and outstanding, aggregate liquidation preference of $50,000 as of March 31, 2022 and December 31, 2021	58,205	58,205
Stockholders’ equity:
Common stock, $0.0001 par value; 600,000,000 and 600,000,000 shares authorized; 349,082,480 and 345,788,707 shares issued and outstanding as of March 31, 2022 and December 31, 2021, respectively	35	35
Additional paid-in capital	1,078,201	1,042,164
Accumulated other comprehensive loss	(2,130)	(2,061)
Accumulated deficit	(515,314)	(477,113)
Total Sharecare stockholders’ equity	560,792	563,025
Noncontrolling interest in subsidiaries	2,013	1,811
Total stockholders’ equity	562,805	564,836
Total liabilities, redeemable convertible preferred stock and stockholders’ equity	$739,230	$755,201

SHARECARE, INC.
RECONCILIATION OF GAAP NET LOSS TO ADJUSTED EBITDA
(Unaudited)
(In thousands)

	Three Months Ended March 31,
	2022	2021
Net loss	$(38,299)	$(31,358)
Add:
Depreciation and amortization	9,878	6,683
Interest income	(29)	(8)
Interest expense	492	7,010
Income tax expense	92	85
Other (income) expense	(12,845)	11,878
Share-based compensation	33,110	12,026
Severance	360	65
Warrants issued with revenue contracts(a)	19	40
Transaction and closing costs(b)	7,372	701
Adjusted EBITDA(c)	$150	$7,122

(a)	Represents the non-cash value of warrants issued to clients for meeting specific revenue thresholds.
(b)	Represents costs related to the Business Combination, transaction and post-closing costs related to acquisitions, and other non-operating non-recurring costs including $3.2 million of other non-operating non-recurring costs, $2.2 million of reorganizational costs, and $2.0 million of acquisition related expense.
(c)	Includes non-cash amortization associated with contract liabilities recorded in connection with acquired businesses.

SHARECARE, INC.
RECONCILIATION OF GAAP NET LOSS TO ADJUSTED NET INCOME (LOSS) AND ADJUSTED EARNINGS (LOSS) PER SHARE
(Unaudited)
(In thousands, except share and per share data)

	Three Months Ended March 31,
	2022	2021
Net loss attributable to Sharecare, Inc.	$(38,201)	$(31,252)
Add:
Amortization of acquired intangibles(a)	1,632	1,068
Amortization of deferred financing fees	69	1,656
Change in fair value of warrant liability and contingent consideration	(12,368)	11,748
Share-based compensation	33,110	12,026
Severance	360	65
Warrants issued with revenue contracts(b)	19	40
Transaction and closing costs(c)	7,372	701
Adjusted net loss(d)	$(8,007)	$(3,948)

Weighted-average common shares outstanding, basic and diluted	344,891,335	223,191,871

Loss per share	$(0.11)	$(0.14)
Adjusted loss per share	$(0.02)	$(0.02)

(a)	Represents non-cash expenses related to the amortization of intangibles in connection with acquired businesses.
(b)	Represents the non-cash value of warrants issued to clients for meeting specific revenue thresholds.
(c)	Represents costs related to the Business Combination, transaction and post-closing costs related to acquisitions, and other non-operating non-recurring costs including $3.2 million of other non-operating non-recurring costs, $2.2 million of reorganizational costs, and $2.0 million of acquisition related expense.
(d)	The income tax effect of the Company’s non-GAAP reconciling items are offset by valuation allowance adjustments of the same amount given that the Company was in a full valuation allowance position for the periods presented.